UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): November 22, 2023

AUGMEDIX, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-40890	83-3299164
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

111 Sutter Street, Suite 1300, San Francisco, California 94104

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (888) 669-4885

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	AUGX	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement

On November 22, 2023, Augmedix Bangladesh Ltd., a company incorporated in Bangladesh under the provisions of the Companies Act, 1994 (the “Tenant”), an indirect wholly-owned subsidiary of Augmedix, Inc., a Delaware corporation (the “Company”), entered into lease agreements (collectively, the “Leases”) with Sony Chocolate Industries Ltd. (the “Landlord”) for leasing of commercial spaces # A & B-8 on the 8th floor (the “8th Floor”) and # C-17 on the 17th floor (the “17th Floor”), in each case, of the commercial complex of the Landlord at Rahman’s Regnum Centre, 191/1, Tejgaon-Gulshan Link Road, Tejgaon C/A, Dhaka-1208, Bangladesh (the “Premises”). The Premises comprises approximately 8,300 square feet for the 8th Floor and 5,712 square feet for the 17th Floor.

The 8th Floor Lease term commences on January 1, 2024 and ends on December 31, 2029, unless terminated as provided in the 8th Floor Lease or extended by mutual agreement. The monthly rental rate for the 8th Floor is 9,13,000.00 Bangladeshi Taka (“BDT”) for the period beginning on February 1, 2024 to January 31, 2026, 10,04,300.00 BDT for the period beginning on February 1, 2026 to January 31, 2028, and 11,04,730.00 for the period beginning on February 1, 2028 to January 31, 2029. Rent shall be abated for a period of one month from the date the Landlord delivers possession of the applicable Premises to the Tenant.

The 17th Floor Lease term commences on March 1, 2024 and ends on March 31, 2029, unless terminated as provided in the 17th Floor Lease or extended by mutual agreement. The monthly rental rate for the 17th Floor is 6,85,440.00 BDT for the period beginning on April 1, 2024 to March 31, 2026, 7,53,984.00 BDT for the period beginning on April 1, 2026 to March 31, 2028, and 8,29,382.00 for the period beginning on April 1, 2028 to March 31, 2029. Rent shall be abated for a period of one month from the date the Landlord delivers possession of the applicable Premises to the Tenant.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

104	Cover Page Interactive Data File--the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AUGMEDIX, INC.

Dated: November 29, 2023	By:	/s/ Paul Ginocchio
Paul Ginocchio
Chief Financial Officer

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